EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the previously filed Registration Statements (File No.'s 33-92870, 333-5175, 333-13349 and 333-19361).

                                              \s\ Arthur Andersen LLP

Phoenix, Arizona
 March 22, 2000.

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